Exhibit 10.52 ***Text Omitted Filed Separately
                                            Confidential Treatment Request
                                  Under 17 C.F.R. Subsection 200.80(b)(4),
                                                      200.83 and 240.24b-2


                                                                 EXHIBIT 10.52



              GLOBAL NAPs  REALTY, INC. COLLOCATION AGREEMENT

     Global NAPS Realty, Inc., ("GLOBAL") and eFax.com ("CLIENT") hereby agree, subject to the terms of GLOBAL's General Terms and Conditions which are incorporated herein by reference, that GLOBAL shall provide and license to CLIENT the use of collocation space as set out below:

1.   Description of Equipment To Be Installed: GLOBAL shall install the
     ----------------------------------------
     following equipment for CLIENT's use, if any:   None.

2.   Client 24-Hour Maintenance Telephone Number: 650-688-3815
     -------------------------------------------

3.   Start Date: To Be Determined By Separate Letter Agreement
     ----------

4.   Rack / Space Requirements:
     -------------------------

     4.1          Number of Racks:     To Be Determined By Separate
                  Letter Agreement

     4.2          Cage Required:       To Be Determined By Separate
                  Letter Agreement

     4.3 Installation and materials charges apply to equipment installed by GLOBAL. All installations must meet GLOBAL installation Standards. NOTE: All customer specifications or drawings must be attached and approved by GLOBAL prior to commencement of work.

5.   Service Description
     -------------------

     5.1 GLOBAL shall provide and license to CLIENT rack and cabinet space at its facility/facilities at To Be Determined By Separate Letter Agreement. GLOBAL shall provide CLIENT with a single 20 amp, 120 volt electrical service, unless otherwise agreed.

     5.2 CLIENT acknowledges that space at GLOBAL's facility is limited and GLOBAL provides rack and cabinet space under an Agreement with Global NAPs, Inc., as an accommodation to line service customers of Global NAPs, Inc. CLIENT may obtain telecommunication and network services, for redundancy purposes at this

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           facility from vendors other than Global NAPs, Inc., but
           not in a monthly dollar amount to exceed service purchased from Global NAPs, Inc.

     5.3 It is specifically understood between the parties that this Agreement creates a license to use rack space and not a leasehold. The parties specifically agree that in the event this Agreement is terminated, GLOBAL may only take possession of the subject space after completion of Porting Services referenced in Addendum, Item #4. Under no circumstances must GLOBAL initiate a Summary Process action to regain possession of the space. Upon termination of the license, GLOBAL may, if necessary, physically remove CLIENT's equipment from the rack space or, at its discretion, may obtain injunctive relief to compel CLIENT to remove said equipment.

     5.4 Intentional Interference: In the event that CLIENT intentionally interferes with another party's rack space, this Agreement shall terminate immediately and, in addition to all other remedies set forth herein, CLIENT shall forfeit the contents of its rack space to GLOBAL.

6.   Compensation
     ------------

     6.1 CLIENT agrees to pay GLOBAL a one time set up fee of [...***...] per rack, and an annual charge of [...***...] per rack to be paid in twelve monthly installments of [...***...] per month per rack. CLIENT acknowledges that this figure reflects a discount which shall be granted if, and only if, payment is received by GLOBAL on or before the first day of the month. If payment is not received by the first day of the month, CLIENT will pay [...***...] per month per rack. CLIENT shall pay for its electricity. GLOBAL shall provide CLIENT with a good faith estimate of CLIENT'S average electrical usage on a monthly basis and CLIENT will pay for same. If CLIENT disputes GLOBAL's assessment of CLIENT's use, CLIENT may, at its own expense, separately meter its electrical usage and pay GLOBAL in accordance with the meter reading.

     6.2 CLIENT shall pay to GLOBAL the set up fee and the first monthly rack charge upon execution of this Agreement. Subsequent monthly rack charges shall be paid in advance of the month to which they apply. GLOBAL shall invoice CLIENT for estimated electrical usage, and these invoices shall be paid within Thirty (30) days following the date of CLIENT's invoice. CLIENT's payments to GLOBAL shall be made without set off.

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     6.3   Any charges not paid when due, shall be subject to late charges at one and  one-half percent (1 1/2%) per month.

     6.4 GLOBAL may terminate this Agreement upon Ten (10) days written notice and without waiving any other rights if any charge is not paid in full within Thirty (30) days after the due date. In such event CLIENT shall be responsible for all unpaid charges plus all of GLOBAL's costs and expenses associated with the collection of said unpaid charges (including attorneys' fees).

7.   Certain Federal, State and Local Taxes
     --------------------------------------

     7.1 Any state or local excise, sales, or use taxes (excluding any taxes on income) resulting from the performance of this Agreement shall be borne by the Party upon which the obligation for payment is imposed under applicable law even if the obligation to collect and remit such taxes is placed upon the other Party. Each Party shall be responsible for filing all returns for federal, state or local sales, use, excise, governmental, or other taxes or tax-like fees imposed on or with respect to its services.

     7.2 To the extent permitted by applicable law, the Party obligated to pay such taxes may contest the same in good faith and shall be entitled to the benefit of any refund, provided that such Party cannot permit any lien to exist on any assets of the other Party by reason of any such contest.


     WITNESS our hands and seals this 20th day of April, 1999.

                                         Global NAPs Realty, Inc. ("GLOBAL")
                                         By:   /s/ WILLIAM ROONEY
                                             -----------------------------
                                             (Signature)
                                                  William Rooney
                                             -----------------------------
                                             (Name)
                                                   Vice President
                                             -----------------------------
                                             (Title)

eFax.com
1378 Willow Road
Menlo Park, CA 94025-1430
tel: 650-688-3815
fax: 650-688-6880

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e-mail: josh@efax.com
("CLIENT")

By:     /s/  ROBERT POLLOCK
      -------------------------------
      Robert Pollock, President & COO

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


                       GENERAL TERMS AND CONDITIONS

     The following General Terms and Conditions are incorporated into the agreements between Global NAPs, INC., Global NAPs Realty, INC. and/or Global NAPs Networks, Inc. (each hereinafter referred to as "GLOBAL") and eFax.com ("CLIENT").

     1.    Term and Termination
           --------------------

     1.1 The initial term of this Agreement is One (1) year and thereafter shall continue from month to month until either Party gives Thirty (30) days written notice of termination to the other or as otherwise provided for herein. If substantially all of the assets of either Party are sold the buyer may, upon Nine (9) months written notice, terminate this contract.

     1.2 Except as otherwise provided for herein, in the event that either Party commits a material breach of this Agreement, and fails to cure such breach within Thirty (30) days after written notice of such breach from the nonbreaching Party, the non-breaching Party may terminate this Agreement.

     1.3 Neither Party shall be relieved of its respective obligations arising prior to the termination of this Agreement.

     1.4 In the event that CLIENT intentionally interferes with another party's rack space, this Agreement shall terminate immediately and, in addition to all other remedies set forth herein, CLIENT shall forfeit the contents of its rack space to GLOBAL .

     2.    Severability
           ------------
           In the event that any one or more of the provisions contained herein shall for any reason be held to be unenforceable in any respect under the laws of the jurisdiction governing the entire Agreement, such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such unenforceable provision or provisions had never been contained herein.

     3.    Amendments: Waivers
          -------------------

     3.1 Except as otherwise provided herein, this Agreement may be amended only by written Agreement signed by authorized representatives of both Parties.

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     3.2   No waiver of any provisions of this Agreement and no consent to any default under this Agreement shall be effective unless the same shall be in writing and signed by or on behalf of the Party against whom such waiver or consent is claimed. No course of dealing or failure of any Party to enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition.

     4.    Independent Contractors
           -----------------------

           Each Party shall perform its obligations hereunder as an independent contractor and not as the agent, employee or servant of the other Party, and neither Party nor any person furnished by such Party shall be deemed employees, agents or servants of the other Party or entitled to any benefits available under the plans for such other Party's employees.

     5.    No Exclusivity
           --------------

           Nothing herein shall be construed to prohibit either Party from entering into similar arrangements with any third Party, or to use its own assets and personnel for any legitimate business purpose.

     6.    Force Majeure
           -------------

           Neither Party shall be held liable for any delay or failure in performance of any part of this Agreement from any force majeure condition, including acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities, acts of GLOBAL's suppliers, acts or omissions of transportation common carriers, or other causes beyond their reasonable control whether or not similar to the foregoing conditions.

     7.    Warranty
           --------

           GLOBAL warrants that it has as of the Effective Date hereof, the right to provide the Service to CLIENT. GLOBAL makes no other warranties with respect to its provision of the Service under this Agreement, either express or implied. GLOBAL AND ITS SUPPLIERS EXPRESSLY DISCLAIM ALL IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

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     8.    Liabilities
           -----------

           NEITHER PARTY SHALL BE LIABLE FOR ANY LOSS OR DAMAGE INCURRED BY REASON OF OR INCIDENTAL TO SUCH PARTY'S OBLIGATIONS UNDER THIS AGREEMENT. SUCH LIMITATION OF DAMAGES SHALL INCLUDE, BUT NOT BE LIMITED TO, AMOUNTS FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND WHATSOEVER, INCLUDING LOST REVENUE OR LOST PROFITS, EVEN IF ADVISED OF THE POSSIBILITY THEREOF, WHETHER SUCH DAMAGES ARISE OUT OF BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY OR ANY OTHER THEORY OF LIABILITY AND WHETHER SUCH DAMAGES WERE FORESEEABLE OR NOT AT THE TIME THIS AGREEMENT WAS EXECUTED.

     9.    Indemnification
           ---------------

           To the extent not prohibited by law, and except as otherwise provided herein, the Parties shall indemnify, defend and hold each other and their suppliers harmless from and against any loss, cost, claim, injury or liability brought by a person not a party or an affiliate under this Agreement that relates to or arises out of their own acts or omissions or the acts or omissions of their employees, agents or contractors in the use of the Service under this Agreement, whether negligent or otherwise. The Parties shall notify each other of any claims as soon as practicable, and reasonably cooperate with each other in the defense of any claims.

     10.   Governing Law
           -------------

           This Agreement shall be deemed to be a contract made in the State of Massachusetts, and the construction, interpretation, and performance of this Agreement shall be governed by the substantive laws of said State.

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     11.   Executed in Counterparts
           ------------------------

           This Agreement may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same document.

     12.   Headings
           --------

           The headings and numbering of sections in this Agreement are for convenience only and shall not be construed to define or limit any of the terms herein or affect the meaning or interpretation of this Agreement.

     13.   Entire Agreement
           ----------------

           This Agreement, including any Attachments, constitutes the entire Agreement between the Parties and supersedes all prior oral or written Agreements, representations, statements, negotiations, understandings, proposals or undertakings with respect to the subject matter hereof.

     14.   Notices and Demands
           -------------------

           All notices, demands, requests, elections, or other communications herein provided to be given or which may be given by one Party to the other Party shall be made in writing and, except as otherwise provided herein, such notices, demands, requests, elections, or other communications shall be deemed to have been duly given when received. If hand delivered, any such notice, demand, request, election or other communication shall be deemed to have been received on the business day received; if sent by registered or certified mail, return receipt requested, the date of receipt; if sent by overnight courier, the day after delivery to the courier; and if sent by electronic facsimile and followed by an original sent via overnight or first class mail, the date of confirmation of the facsimile; and in all cases shall be addressed as follows:

           If to GLOBAL:

           William J. Rooney, Jr.
           General Counsel
           Global NAPs, Inc.
           Ten Merrymount Rd.
           Quincy, MA 02169

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           If to CLIENT: At the address set forth in the Agreement.

           The address to which such notices may be given by either Party may be changed by written notice given by such Party to the other Party pursuant to this Section. All notices sent hereunder, whether by mail, overnight courier, or personal delivery, shall be sent return receipt requested.

     15.   Third-Party Beneficiaries
           -------------------------

           This Agreement shall not provide any person not a Party to this Agreement with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement. Either Party may, however, assign this contract to an affiliate, parent or subsidiary upon Seven (7) days written notice.

     16.   Delegation and Assignment
           -------------------------

     16.1 Neither Party may assign, transfer, or sell its rights under this Agreement, or delegate its obligations hereunder, without the prior written consent of the other Party which written consent will not be unreasonably withheld. The Parties may, however, assign their rights or delegate their obligations to affiliated or successor corporations, or parent or subsidiary corporations.

     16.2 Subject to the above restrictions, the provisions of this Agreement shall be binding upon and shall inure to the benefit of the Parties and their permitted assigns and successors.

     17.   Survival
           --------

           The provisions contained herein, the provisions contained in the Telephone Switch Service Agreement and the provisions contained in the Collocation Agreement, if any, between the Parties shall survive the termination of said Agreements.

     18.   Governmental Compliance
           -----------------------

     18.1 Each Party shall perform this Agreement in compliance with all applicable federal, state, county, and local laws, regulations, government agency orders or decisions and codes, and shall obtain permits and certificates where needed. In the event that such permits or certificates cannot be obtained, or in the event that legislative, regulatory, other legal action or changes in laws invalidate a material term(s) of this Agreement or adversely affects a Party's ability to perform a material term(s) of this Agreement, the Parties shall attempt to renegotiate a new term(s) as may be

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           required to allow this Agreement to continue. In the event that such new term(s) cannot be renegotiated, and the ability of one or both Parties to perform this Agreement has been materially adversely affected, then, the adversely affected Party shall have the right to terminate this agreement upon Thirty (30) days notice.

     18.2 All obligations under this Agreement shall be performed in compliance with those statutes, government agency orders, and regulations prohibiting discrimination against any employee or applicant for employment because of race, color, religion, sex, national origin, age, or handicap. Where required by law, certificates of compliance shall be provided.

     19.   Confidentiality
           ---------------

           The Parties covenant and agree that they will not either during the term of this agreement, or at any time thereafter, disclose to anyone any confidential information concerning each other's business or affairs. Information shall be considered confidential only if it is clearly marked as confidential or designated in writing as confidential before being provided to the other Party.


WITNESS our hands and seals this 20th day of April, 1999.

                                         Global NAPs Realty, Inc. ("GLOBAL")
                                         By:   /s/ WILLIAM ROONEY
                                             -----------------------------
                                             (Signature)
                                                  William Rooney
                                             -----------------------------
                                             (Name)
                                                   Vice President
                                             -----------------------------
                                             (Title)

eFax.com
1378 Willow Road
Menlo Park, CA 94025-1430
tel: 650-688-3815
fax: 650-688-6880

e-mail: josh@efax.com
("CLIENT")

By:     /s/  ROBERT POLLOCK
      -------------------------------
      Robert Pollock, President & COO



                                  Page 7
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B                                  ADDENDUM

     The following Addendum is incorporated into the standard agreements between GLOBAL NAPS, INC., Ten Merrymount Road, Quincy, MA 02169 (hereinafter referred to as "Global") and eFax.com, Inc., 1378 Willow Road, Menlo Park, CA 94025 (hereinafter referred to as "Client").

     Whereas, Global is in the business of providing telecommunication services either directly or through its affiliates.

     Whereas, Client is in the business of providing facsimile services and is in need of telecommunications services for said business. Specifically, client requires large blocks of telephone numbers for use in its facsimile service business.

     Whereas, Client wishes to obtain telecommunications services from Global and its subsidiaries or affiliates at its various locations throughout the United States and Global wishes to provide said services.

     Now, therefore, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Global and Client hereby agree as follows:

1. Telephone Numbers. Global, its subsidiaries and affiliates, shall use their best efforts to obtain for Client the telephone numbers that it requires for its facsimile service business.

2. Stock Option. For every [...***...] telephone numbers that Global, its subsidiaries or its affiliates provides to Client and Client accepts, Client shall provide Global with a stock option to purchase 2,500 shares of common stock of Client at the then current fair market price. The maximum number of options shall not exceed 100,000 shares. This option may be exercised by Global or its designee at anytime for a period of three years after receipt of said option.

3. Additional Payment. Client shall, in addition to all other payments required for the services rendered by Global, pay Global [...***...] per telephone number per month for each telephone number provided to Client by Global, its subsidiaries or its affiliates up to [...***...] telephone numbers. Global and Client shall negotiate in good faith regarding treatment of telephone numbers in excess of [...***...].

4. Porting. In the event that Client wishes to have any or all of its telephone numbers ported from Global, its subsidiaries or its affiliates, to another telecommunications carrier, whether by means of local number portability (" LNP") or remote call forwarding ("RCF"), Client agrees to pay Global its standard charge for this service which shall

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     include all costs Global, its subsidiaries or its affiliates, reasonably incur in providing said service as well as a reasonable markup.

5. Cooperative Marketing. The parties agree to engage in cooperative marketing ventures whereby they shall assist each other in marketing their products. This shall include but not be limited to including links for each other on their respective Internet Web pages.

6. Initial Order. Client agrees to make an initial order of [...***...] telephone numbers.

7. Additional Terms. The parties acknowledge that there are no additional terms except those terms that appear in the telecommunications and collocation agreements executed by the parties, however the terms of the general Terms and Conditions shall govern where applicable.

     In Witness Whereof, the parties hereto have signed this agreement as a sealed instrument on this 20th day of April, 1999.



         Global NAPs, Inc.                      eFax.com, Inc.



       By:   /s/ WILLIAM ROONEY              By:   /s/ ROBERT POLLOCK
          ------------------------------         ---------------------------
          William Rooney, Vice President           Robert Pollock, President


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